Exhibit 99.1 (Revised April 6, 2009)

Proforma
Unaudited Condensed Financial Information
Reflecting the Effects of the Acquisition

Introduction

The following unaudited condensed financial information presents the proforma unaudited consolidated balance sheets of Mod Hospitality, Inc. (f/k/a PSPP Holdings, Inc.) and Subsidiaries as of June 30, 2008 along with the proforma unaudited consolidated statements of operations for the three and six month periods ended June 30, 2008 and 2007 and the proforma unaudited consolidated statements of cash for the six months ended June 30, 2008 and 2007.  The information contained in these proforma unaudited statements were derived from the 10-QSBs of PSPP Holdings, Inc. as filed with the SEC, the internally prepared financial statements of ECV Holdings, Inc. and subsidiaries for the respective periods presented.

The following unaudited condensed financial information presents the proforma unaudited consolidated balance sheets of ECV Holdings, Inc. and Subsidiaries as of June 30, 2008 along with the proforma unaudited consolidated statements of operations for the three and six month periods ended June 30, 2008 and 2007and the proforma unaudited consolidated statements of cash flows for the six months ended June 30, 2008 and 2007.  The information contained in these proforma unaudited statements were derived from the 10-QSBs of PSPP Holdings, Inc. as filed with the SEC, the internally prepared financial statements of ECV Holdings, Inc. and subsidiaries and the audited combined financial statements of ECRV Hanover Hospitality Leaseco, LLC, ECRV Clinton Leaseco, LLC, and ECRV FM Leaseco, LLC. for the respective dates and periods presented.

The audited combined financial statements of ECRV Hanover Hospitality Leaseco, LLC, ECRV Clinton Leaseco, LLC, and ECRV FM Leaseco, LLC. for the year ended December 31, 2007 is being presented for comparison purposes only.

The unaudited condensed financial information that is being presented herein Exhibit 99.1 is not necessarily indicative of the results that actually would have occurred if the acquisition had been completed on the assumed date(s) nor are the statements necessarily indicative of future consolidated financial position or earnings.

All of the information, as presented, should be read in conjunction with Mod Hospitality, Inc. ‘s (f//k/a PSPP Holdings, Inc.) securities filings with the SEC under its current ticker symbol of “MODY”, the audited combined financial statements of ECRV Hanover Hospitality Leaseco, LLC, ECRV Clinton Leaseco, LLC, and ECRV FM Leaseco, LLC. for the year ended December 31, 2007 as presented elsewhere in this Form 8-K  filing and the share exchange agreements  that were effective in May 2008 and October 2008 also presented elsewhere in this From 8-K filing.

Mod Hospitality, Inc. (f/k/a PSPP Holdings, Inc.) and Subsidiaries
ECV Holdings, Inc. and Subsidiaries
June 30, 2008

Mod Hospitality, Inc. (f/k/a PSPP Holdings, Inc.) and Subsidiaries

Proforma Unaudited Consolidated Balance Sheets
June 30, 2008	1

Proforma Unaudited Consolidated Statements of Operations
For the three and six months ended June 30, 2008 and 2007	3

Proforma Unaudited Consolidated Statements of Operations
For the six months ended June 30, 2008	4

Proforma Unaudited Consolidated Statements of Operations
For the year ended December 31, 2007	5

ECV Holdings, Inc. and Subsidiaries

Proforma Unaudited Consolidated Balance Sheets
June 30, 2008 and December 31, 2007	6

Unaudited Consolidated Statements of Operations
Six months ended June 30, 2008 and 2007	8

Mod Hospitality, Inc. f/k/a PSPP Holdings, Inc.and Subsidiaries Proforma Unaudited Consolidated Balance Sheets

Assets
				Consolidated
	PSPP Holdings, Inc.	ECV Holdings, Inc	Adjustments	Proforma
	6/30/2008	6/30/2008	Reverse Merger	6/30/2008
	Unaudited	Unaudited	Unaudited	Unaudited
Current assets
Cash	$7	$1,483,728	$-	$1,483,735
Accounts receivable	-	122,758	-	122,758
Prepaid expenses	-	33,452	-	33,452
Ledger accounts	-	48,287	-	48,287
Inventory	-	1,469	-	1,469

Total current assets	7	1,689,694		1,689,701

Fixed assets
Construction in progress (PIP)	-	295,669	-	295,669
Furniture and fixtures	-	3,720,925	-	3,720,925
Less: accumulated depreciation	-	(605,956)	-	(605,956)

Total fixed assets	-	3,410,639		3,410,639

Other assets
Investments	58,000	-	-	58,000
Franchise fee, net	-	135,900	-	135,900
Deposits	-	41,103	-	41,103

Total other assets	58,000	177,003	-	235,003

Total assets	$58,007	$5,277,336	$-	$5,335,343

The financial information presented herein has been prepared by management without audit by independent certified public accountants

Mod Hospitality, Inc. f/k/a PSPP Holdings, Inc. and Subsidiaries Proforma Unaudited Consolidated Balance Sheets

Liabilities and Stockholders' Equity

	PSPP Holdings, Inc. 6/30/2008 Unaudited	ECV Holdings, Inc. 6/30/2008 Unaudited		Adjustments Reverse Merger Unaudited	Consolidated Proforma 6/30/2008 Unaudited
Current liabilities
Accounts payable and accrued expenses	$-	$948,456		$-	$948,456
Loans payable	294,561	-		-	294,561
Accrued salaries and wages	-	100,171		-	100,171
Management fees payable	-	37,029		-	37,029
Taxes payable, rooms	-	67,828		-	67,828
Taxes payable, other	-	273,511		-	273,511
Total liabilities
	294,561	1,426,995		-	1,721,556

Long term liabilities
Advances from shareholder	-	260,000		-	260,000

Total liabilities	294,561	1,686,995		-	1,981,556

Commitments and contingencies	-	-		-	-

Stockholders' equity
Preferred stock	10,000	-		-	10,000
Common stock	680	-		-	680
Additional paid-in capital	5,457,150	4,338,797	A	(5,704,384)	4,091,563
Accumulated deficit	(5,704,384)	(748,456)	A	5,704,384	(748,456)

Total stockholders' equity (deficit)	(236,554)	3,590,341		-	3,353,787

Total liabilities and stockholders' equity	$58,007	$5,277,336		$-	$5,335,343

A - adjustment to eliminate the historical accumulated deficit of the accounting acquiree in the reverse merger

Net assets acquired upon reverse merger	$(236,554)

The financial information presented herein has been prepared by management without audit by independent certified public accountants

Mod Hospitality, Inc. f/k/a PSPP Holdings, Inc and Subsidiaries Proforma Consolidated Statements of Operations

	For the three	For the three	For the six	For the six
	months ended	months ended	months ended	months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
	Unaudited	Unaudited	Unaudited	Unaudited
Revenue
Rooms	$2,996,922	$1,370,371	$5,931,122	$2,515,411
Food and beverage	28,929	28,233	66,160	47,520
Other income	256,295	29,715	487,558	149,870

Total operating revenue	3,282,146	1,428,319	6,484,840	2,712,801

Operating expenses
Rooms	781,605	318,803	1,461,848	584,931
Food and beverage	8,454	3,675	22,665	6,663
Rent	825,366	615,673	1,897,518	1,140,135
Management and franchise fees	342,260	225,264	767,853	408,092
General and administrative	257,495	98,823	539,928	179,193
Depreciation and amortization	180,531	11,031	361,061	22,063
Other expenses	511,535	216,234	1,319,632	415,758

Total operating expenses	2,907,246	1,489,503	6,370,505	2,756,835

Income (loss) from operations	374,901	(56,069)	114,335	(44,034)

Other income (expenses)
Forgiveness of debt income	255,189	-	255,189	-
Write-off of investments	(300,000)	-	(300,000)	-
Interest income	531	1,460	1,193	1,997
Interest expense	(7,072)	-	(399,464)	(25,105)

Total other (income) expense	(51,352)	1,460	(443,082)	(23,108)

Income (loss) before provision
for income taxes	323,549	(54,609)	(328,747)	(67,142)

Provision for income taxes	-	-	-	-

Net income (loss)	$323,549	$(54,609)	$(328,747)	$(67,142)

Weighted average number of common
shares outstanding	644,499	574,994	671,750	574,994

Basic and diluted (loss) per common share	$0.50	$(0.09)	$(0.49)	$(0.12)

The financial information presented herein has been prepared by management without audit by independent certified public accountants

Mod Hospitality, Inc. f/k/a PSPP Holdings, Inc and Subsidiaries Proforma Consolidated Statements of Operations For the six months ended June 30, 2008

	PSPP	ECV Holdings,	Adjustments	Proforma
	Holdings, Inc.	Inc.	Reverse Merger	Consolidation
	Unaudited	Unaudited	Unaudited	Unaudited
Revenue
Rooms	$-	$5,931,122	$-	$5,931,122
Food and beverage	-	66,160	-	66,160
Other income	-	487,558	-	487,558
				-
Total operating revenue	-	6,484,840	-	6,484,840
				-
Operating expenses				-
Rooms	-	1,461,848	-	1,461,848
Food and beverage	-	22,665	-	22,665
Rent	-	1,897,518	-	1,897,518
Management and franchise fees	-	767,853	-	767,853
General and administrative	-	539,928	-	539,928
Depreciation and amortization	-	361,061	-	361,061
Other expenses	204	1,319,428	-	1,319,632
				-
Total operating expenses	204	6,370,301	-	6,370,505
				-
Income (loss) from operations	(204)	114,539	-	114,335
				-
Other income (expenses)				-
Forgiveness of debt income	255,189	-	-	255,189
Write-off of investments	(300,000)	-	-	(300,000)
Interest income	-	1,193	-	1,193
Interest expense	(14,322)	(385,142)	-	(399,464)
				-
Total other (income) expense	(59,133)	(383,949)	-	(443,082)
				-
Income (loss) before provision				-
for income taxes	(59,337)	(269,410)	-	(328,747)
				-
Provision for income taxes	-	-	-	-
				-
Net income (loss)	$(59,337)	$(269,410)	$-	(328,747)

Weighted average number of common
shares outstanding				671,750

Basic and diluted (loss) per common share				$(0.49)

The financial information presented herein has been prepared by management without audit by independent certified public accountants

Mod Hospitality, Inc. f/k/a PSPP Holdings, Inc. and Subsidiaries Proforma Consolidated Statements of Operations For the year ended December 31, 2007

			Adjustments	Consolidated
	PSPP Holdings, Inc	ECV Holdings, Inc	Reverse Merger	Proforma
	Unaudited	Unaudited	Unaudited	Unaudited
Revenue
Rooms	$-	$6,918,220	-	$6,918,220
Food and beverage	-	159,782	-	159,782
Other income	-	475,044	-	475,044

Total operating revenue	-	7,553,046	-	7,553,046

Operating expenses
Rooms	-	1,967,157	-	1,967,157
Food and beverage	-	56,188	-	56,188
Rent	-	3,288,643	-	3,288,643
Management and franchise fees	-	894,287	-	894,287
General and administrative	2,821	585,532	-	588,353
Depreciation and amortization	-	233,863	-	233,863
Consulting services	464,421	-	-	464,421
Other expenses	58,690	1,134,421	-	1,193,111

Total operating expenses	525,932	8,160,091	-	8,686,023

Income (loss) from operations	(525,932)	(607,045)	-	(1,132,977)

Other income (expenses)
Forgiveness of debt income	-	-	-	-
Write-off of investments	-	-	-	-
Interest income	-	5,383	-	5,383
Interest expense	(42,622)	(66,836)	-	(109,458)

Total other (income) expense	(42,622)	(61,453)	-	(104,075)

Income (loss) before provision
for income taxes	(568,554)	(668,498)	-	(1,237,052)

Provision for income taxes	-	-	-	-

Net income (loss)	$(568,554)	$(668,498)	-	$(1,237,052)

The financial information presented herein has been prepared by management without audit by independent certified public accountants

ECV Holdings Inc. and Subsidiaries
Consolidated Balance Sheets

Assets
	6/30/2008	12/31/2007
	Unaudited	Unaudited
Current assets
Cash	$1,483,728	$806,806
Accounts receivable	122,758	107,821
Prepaid expenses	33,452	141,013
Ledger accounts	48,287	179,025
Inventory	1,469	-

Total current assets	1,689,694	1,234,665

Fixed assets
Property improvement plan (PIP)	295,669	-
Furniture and fixtures	3,720,925	3,727,591
Less: accumulated depreciation	(605,956)	(233,863)

Total fixed assets	3,410,639	3,493,728

Other assets
Escrow reserves	-	(54,956)
Franchise fee, net	135,900	144,500
Deposits	41,103	17,412

Total other assets	177,003	106,956

Total assets	$5,277,336	$4,835,349

The financial information presented herein has been prepared by management without audit by independent certified public accountants

ECV Holdings Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets

Liabilities and Stockholders' Equity
	6/30/2008	12/31/2007
	Unaudited	Unaudited

Current liabilities
Accounts payable and accrued expenses	$948,456	$351,361
Accrued salaries and wages	100,171	91,144
Management fees payable	37,029	35,164
Taxes payable, rooms	67,828	69,214
Taxes payable, other	273,511	146,138

Total liabilities	1,426,995	693,021

Long term liabilities
Advances from shareholder	260,000	260,000

Total liabilities	1,686,995	953,021

Commitments and contingencies	-	-

Stockholders' equity
Capital stock	-	-
Additional paid-in capital	4,338,797	4,349,121
Accumulated deficit	(748,456)	(466,794)

Total stockholders' equity	3,590,341	3,882,328

Total liabilities and stockholders' equity	$5,277,336	$4,835,349

The financial information presented herein has been prepared by management without audit by independent certified public accountants

ECV Holdings, Inc. and Subsidiaries Consolidated Statements of Operations For the six months ended June 30, 2008 and 2007

	For the six	For the six
	months ended	months ended
	June 30, 2008	June 30, 2007
	Unaudited	Unaudited
Revenue
Rooms	$5,993,844	$1,370,371
Food and beverage	57,858	28,233
Other income	512,590	34,830

Total operating revenue	6,564,292	1,433,434

Operating expenses
Rooms	1,563,210	318,803
Food and beverage	16,908	3,675
Rent	1,650,732	396,615
Management and franchise fees	684,520	225,264
General and administrative	514,582	98,823
Depreciation and amortization	372,092	11,031
Other expenses	1,647,782	499,995

Total operating expenses	6,449,826	1,554,206

Income (loss) from operations	114,466	(120,772)

Other income (expenses)
Interest income	1,062	1,460
Interest expense	(392,392)	-

Total other (income) expense	(391,330)	1,460

Income (loss) before provision
for income taxes	(276,864)	(119,312)

Provision for income taxes	-	-

Net income (loss)	$(276,864)	$(119,312)

The financial information presented herein has been prepared by management without audit by independent certified public accountants